John Hancock Funds III

Growth Fund

Growth Opportunities Fund

International Core Fund

International Growth Fund

Intrinsic Value Fund

U.S. Core Fund

Value Opportunities Fund

Supplement dated May 2, 2007

to the Class R1 Shares Prospectus

Dated June 12, 2006

The following bullet point is deleted from “Your account – WHO CAN BUY CLASS R SHARES”:

- Rollover individual retirement accounts are available for participants whose plans are already invested in John Hancock Class R shares.

GMRPS2

John Hancock Funds III

Active Value Fund

Global Fund

U.S. Quality Equity Fund

Supplement dated May 2, 2007

to the Class R1 Shares Prospectus

Dated June 12, 2006

The following bullet point is deleted from “Your account – WHO CAN BUY CLASS R SHARES”:

- Rollover individual retirement accounts are available for participants whose plans are already invested in John Hancock Class R shares.

GMR2PS

John Hancock Funds III

International Allocation Portfolio

Supplement dated May 2, 2007

to the Class A, B and C, and Class I Shares Prospectuses

Dated January 1, 2007

The following information is to be added under the “Other permitted investments” section after the last paragraph:

Because of uncertainties under Federal tax laws as to whether income from commodity-linked derivative instruments would constitute “qualifying income” to a regulated investment company, the Portfolio is not permitted to invest in such instruments unless the subadviser obtains prior written approval from the Portfolio’s Chief Compliance Officer. See “Additional Information Concerning Taxes” in the Statement of Additional Information.

318MPS

John Hancock Funds III

Supplement dated May 2, 2007

to the Class A, Class B, Class C, Class I, Class NAV, Class R1, Class 1 and Class 3 Shares

Statement of Additional Information

Dated June 12, 2006

The following sentence is deleted from the paragraph under “ELIGIBLE INVESTORS FOR CLASS R SHARES”:

Class R shares are also available for Rollover IRA accounts for participants whose plans are already invested in John Hancock Class R shares funds.

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The following language is to be added after the “Non-Fundamental Investment Restrictions” section:

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees of John Hancock Funds III (“JHF III”) has adopted the Policy Regarding Disclosure of Portfolio Holdings, see Appendix C of this Statement of Additional Information, to protect the interests of the shareholders of JHF III and to address potential conflicts of interest that could arise between the interests of shareholders and the interests of the Adviser, or the interests of a Fund’s subadvisers, principal underwriter or affiliated persons of a Fund’s Adviser or principal underwriter. JHF III’s general policy with respect to the release of portfolio holdings to nonaffiliated persons is to do so only in limited circumstances and only to provide nonpublic information regarding portfolio holdings to any person, including affiliated persons, on a “need to know” basis and, when released, to release such information only as consistent with applicable legal requirements and the fiduciary duties owed to shareholders. JHF III applies its policy uniformly to all parties, including individual and institutional investors, intermediaries, affiliated persons of a Fund, and to all third party service providers and rating agencies.

JHF III posts on the fifth business day after month-end, the following information for each Fund on www.jhfunds.com: top ten holdings (% of each position); top ten sector analysis; total return/yield; top ten countries/SIC; average quality/maturity; beta/alpha/r2 (open-end funds only); top ten portfolio composition. JHF III posts to its Web site the Portfolio’s complete portfolio holdings within thirty (30) days after each calendar month end. The Funds and Portfolio also disclose their complete portfolio holdings information quarterly to the SEC using Form N-Q within 60 days of the end of the first and third quarter ends of JHF III’s fiscal year and on Form N-CSR on the second and fourth quarter ends of JHF III’s fiscal year. Form N-Q is not required to be mailed to shareholders, but is made public through the SEC electronic filings. Shareholders receive either complete portfolio holdings information or summaries of a fund’s portfolio holdings with their annual and semi-annual reports.

Portfolio holdings information that is not publicly available will be released only pursuant to the exceptions described in the Policy Regarding Disclosure of Portfolio Holdings. Material nonpublic holdings information may be provided to nonaffiliated persons as part of the investment activities of a Fund or Portfolio to: entities which, by explicit agreement, are required to maintain the confidentiality of the information disclosed; rating organizations, such as Morningstar and Lipper; Vestek (Thompson Financial) or other entities for the purpose of compiling reports and preparing data; proxy voting services for the purpose of voting proxies; entities providing computer software; courts (including bankruptcy courts) or regulators with jurisdiction over JHF III and its affiliates; and, institutional traders to assist in research and trade execution. Exceptions to the portfolio holdings release policy can only be approved by JHF III’s Chief Compliance Officer (“CCO”) or his duly authorized delegate after considering: (a) the purpose of providing such information; (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon; and (c) whether such disclosure is in the best interest of the shareholders.

At this time, the entities receiving information described in the preceding paragraph are: Vestek (holdings, monthly with 30 day lag); Morningstar (holdings, monthly with 32 day lag); Lipper (holdings, monthly with 32 day lag); Fact Set (holdings, daily); PricewaterhouseCoopers (prices, annual audits); Confluence (holdings, daily); ISS (holdings, daily); Elkins McSherry (purchases and sales, quarterly); NASDQ (NAVs, daily); Charles River (holdings and securities details, daily); and DST (NAVs, daily).

The CCO is also required to pre-approve the disclosure of nonpublic information regarding portfolio holdings to any affiliated persons of JHF III. The CCO will use the same three considerations stated above before approving disclosure of nonpublic information to affiliated persons.

The CCO shall report to the Board of Trustees whenever additional disclosures of portfolio holdings are approved. The CCO’s report shall be at the Board meeting following such approval. The CCO then provides annually a report to the Board of Trustees regarding the operation of the policy and any material changes recommended as a result of such review.

When the CCO believes that the disclosure of nonpublic information to a nonaffiliated person is a potential conflict of interest between the interest of the shareholders and the interest of affiliated persons of JHF III, the CCO shall refer the conflict to the Board of Trustees. The Board of Trustees shall then only permit such disclosure of the nonpublic information if in their reasonable business judgment they conclude such disclosure will be in the best interests of JHF III’s shareholders.

The receipt of compensation by a Fund, the Adviser, a subadviser or an affiliate as consideration for disclosing nonpublic portfolio holdings information is not deemed a legitimate business purpose and is strictly forbidden.

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The following is to be added at the end for the second paragraph under the heading “TAXES” in the “Tax Status and Taxation of the Each Fund” section:

On December 16, 2005, the Internal Revenue Service issued a revenue ruling that, as later modified, would cause certain income from certain commodities-linked derivatives in which certain funds invest to not be considered qualifying income after September 30, 2006 for purposes of the 90% test. This ruling limits the extent to which a fund may receive income from such commodity-linked derivatives after September 30, 2006 to a maximum of 10% of its annual gross income. It is currently unclear which types of commodity-linked derivatives are affected by the revenue ruling, although it appears that certain commodity-linked notes are not affected. A “qualified publicly traded partnership” is a publicly traded partnership other than a publicly traded partnership which would satisfy the qualifying income requirements of Code Section 7704 if such qualifying income included only income derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities and currencies (“RIC-type income”). Qualified publicly traded partnerships therefore are publicly traded partnerships which derive more than 10% of their gross income from other types of income, such as income derived from the buying and selling of commodities, or options, futures or forwards with respect to commodities, other than RIC-type income. All of the income received by a fund from its investment in a qualified publicly traded partnership which invests in commodities or commodity-linked derivatives will be income satisfying the regulated investment company 90% test only if more than 10% of such partnership’s gross income is such commodities-based income.

If the commodities-based income of such partnership is only 10% or less of its gross income in any taxable year, and 90% or more of its gross income is RIC-type income, then the share of such commodities-based income allocable to a fund investing in such partnership would not be income satisfying the regulated investment company 90% test for the fund’s taxable year. In such event, the fund could fail to qualify as a regulated investment company if its income that is not regulated investment company qualifying income exceeds 10% of its gross income for the taxable year.

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The following is to be added after the paragraph under the heading “CUSTODY OF PORTFOLIO”:

LEGAL AND REGULATORY MATTERS

There are no legal proceedings to which JHF III, the investment adviser or the principal underwriter is a party that are likely to have a material adverse effect on the Funds/Portfolio or the ability of the investment adviser or the principal underwriter to perform its contract with the Funds/Portfolio.

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